Commitments	12 Months Ended
Mar. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments
lease land, buildings, and equipment under various operating leases, which generally have renewal options of one to five years. Rent expense was $18,959 in fiscal year 2016, $15,908 in fiscal year 2015, and $12,595 in fiscal year 2014.
The following table summarizes the operating lease payments expected to be paid in each of the following fiscal years:

2017	$14,767
2018	10,781
2019	7,374
2020	5,043
2021	3,839
Thereafter	2,663
Total	$44,467

We have known purchase commitments of $21,625 which are defined as an agreement to purchase goods or services that is enforceable and legally binding on us and that specifies all significant terms, including: fixed or minimum quantities to be purchased; fixed, minimum, or variable price provisions; and the approximate timing of the transaction.